UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Avenue Income Credit Strategies Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Avenue Income Credit Strategies Fund

399 Park Avenue, 6th Floor
New York, NY 10022

April 1, 2016

Dear Shareholder:

We are writing to inform you of the upcoming annual meeting of shareholders (the "Shareholders") of the Avenue Income Credit Strategies Fund, a Delaware statutory trust (the "Fund"), scheduled to be held on May 12, 2016 (the "Annual Meeting") to elect one Trustee to the Board of Trustees (the "Board") to serve for a three-year term to expire at the 2019 annual meeting of Shareholders and until her successor has been duly elected and qualified. This proposal is discussed in more detail in the Fund's proxy statement, which you should read carefully. The Board believes that this proposal is in the best interests of the Fund and its Shareholders, and unanimously recommends that you vote "FOR" the election of Julie Dien Ledoux as a Class II Trustee.

If you are a Shareholder of record as of the close of business on March 23, 2016, you are entitled to vote at the Annual Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Annual Meeting, we expect that most Shareholders will cast their votes by filling out and signing the proxy card. The Board has recommended the election of Ms. Dien Ledoux as a Class II Trustee and encourages you to vote "FOR" her election. If you have any questions regarding the issue to be voted on, please do not hesitate to call the Fund at 1-866-857-2624. Whether or not you are planning to attend the Annual Meeting, we need your vote. Please mark, sign, and date the proxy card and promptly return it, so that the maximum number of shares may be voted.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Fund.

  Sincerely,

  AVENUE INCOME CREDIT STRATEGIES FUND

  Randy Takian
  President and Principal Executive Officer

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Avenue Income Credit Strategies Fund
399 Park Avenue, 6th Floor
New York, NY 10022

NOTICE OF ANNUAL MEETING
TO BE HELD MAY 12, 2016

Important Notice Regarding the Availability of Proxy Materials for the annual meeting of Shareholders to be held on May 12, 2016: The proxy statement (the "Proxy Statement") of the Fund is available at www.avenuecapital.com/mutualstrategy.aspx. On this site, you will be able to access the Proxy Statement for the annual meeting and any amendments or supplements to the foregoing material required to be furnished to shareholders.

To the shareholders (the "Shareholders") of the Avenue Income Credit Strategies Fund, a Delaware statutory trust (the "Fund"):

Notice is hereby given that the annual meeting (the "Annual Meeting") of Shareholders of the Fund will be held on May 12, 2016, at 8:00 a.m., Eastern Time, at the offices of Dechert LLP located at 1095 Avenue of the Americas, New York, New York 10036. At the Annual Meeting, you and the other Shareholders of the Fund will be asked to consider and vote on:

1.  The election of a Class II Trustee to the Board of Trustees for a term of three years to expire at the 2019 annual meeting of Shareholders, or special meeting in lieu thereof, and until her successor has been duly elected and qualified.

2.  The transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The proposal is discussed in greater detail in the Fund's Proxy Statement. Shareholders of record at the close of business on March 23, 2016 are entitled to notice of, and to vote at, the Annual Meeting. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Annual Meeting, please complete, sign and return promptly the proxy card, so that a quorum will be present and a maximum number of shares may be voted. You may change your vote at any time by notifying the undersigned or by voting at the Annual Meeting.

  By Order of the Board of Trustees

  Randy Takian
  President and Principal Executive Officer

April 1, 2016

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL THE PROXY CARD. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE ANNUAL MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.  Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.  Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATIONS	VALID SIGNATURES

Corporate Accounts

(1)	ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d/ 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith	John B. Smith, Jr., Executor

Avenue Income Credit Strategies Fund
399 Park Avenue, 6th Floor
New York, NY 10022

PROXY STATEMENT
April 1, 2016

This proxy statement ("Proxy Statement") is being furnished by the Board of Trustees (the "Board") of the Avenue Income Credit Strategies Fund (the "Fund"), to the shareholders (the "Shareholders") of the Fund, in connection with the Fund's solicitation of Shareholders' proxies for use at its annual meeting (the "Annual Meeting") scheduled to be held on May 12, 2016, at 8:00 a.m., Eastern Time, at the offices of Dechert LLP located at 1095 Avenue of the Americas, New York, New York 10036 for the purposes set forth below and in the accompanying Notice of Annual Meeting. This Proxy Statement and form of proxy card was mailed to registered Shareholders on or about April 1, 2016 and is available on the internet at www.avenuecapital.com/mutualstrategy.aspx. At the Annual Meeting, the Shareholders will be asked to vote on:

1.  The election of a Class II Trustee to the Board, for a term of three years to expire at the 2019 annual meeting of Shareholders, or special meeting in lieu thereof, and until her successor has been duly elected and qualified.

2.  The transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Record Date/ Shareholders Entitled to Vote. The Fund is organized as a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The record holders of outstanding common shares of beneficial interest, par value $0.001 per common share (the "Shares") of the Fund are entitled to vote one vote per Share (and a fractional vote per fractional Share) on all matters presented at the Annual Meeting. Shareholders of the Fund at the close of business on March 23, 2016 will be entitled to be present and vote at the Annual Meeting. As of that date, there were 13,074,072 Shares of the Fund outstanding and entitled to vote.

Voting Proxies. Whether you expect to be personally present at the Annual Meeting or not, we encourage you to vote by proxy. You can do this by completing, dating, signing and returning the proxy card. Properly executed proxies will be voted as you instruct by the persons named in the accompanying proxy card. In the absence of such direction, however, the persons named in the accompanying proxy card intend to vote "FOR" the election of Ms. Dien Ledoux and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Annual Meeting. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Secretary of the Fund, Ty Oyer, c/o Avenue Income Credit Strategies Fund, 399 Park Avenue 6th Floor, New York, NY 10022, or in person at the time of the Annual Meeting. If not so revoked, the Shares represented by the proxy will be voted at the Annual Meeting, and any adjournments or postponements thereof, as instructed. Attendance by a Shareholder at the Annual Meeting does not, in itself, revoke a proxy.

The Fund expects that broker-dealer firms holding Shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to cast their votes on the proposal before the Annual Meeting. The Fund understands that under the rules of the New York Stock Exchange, broker-dealers may, without instructions from such customers, clients and beneficial Shareholders, grant authority to the proxies designated by the Fund to vote on the election of a Trustee if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over Shares held in their name for which no instructions are received by voting such Shares in the same proportion as they have voted Shares for which they have received instructions.

The election of a Trustee to the Board requires the affirmative vote of a plurality of the Shares entitled to vote for the election of such Trustee present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Trustees, abstentions and broker non-votes will be counted as Shares present for quorum purposes, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the election of Ms. Dien Ledoux as a Class II Trustee (except to the extent they cause a quorum to be present). All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon. Proxies received prior to the Annual Meeting on which no vote is indicated will be voted "FOR" the election of Ms. Dien Ledoux as a Class II Trustee.

Quorum Required to Hold Annual Meeting. In order to transact business at the Annual Meeting, a "quorum" must be present. Under the Fund's Amended and Restated Agreement and Declaration of Trust (the "Charter"), a quorum is constituted by the presence in person or by proxy of one-third (1/3) of the Shares entitled to vote which, for the avoidance of doubt, will include Shares held by brokers who provide votes and/or non-votes as to all matters.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. Abstentions and broker non-votes will not, however, be treated as votes cast at the Annual Meeting. Abstentions and broker non-votes, therefore, will have no effect on proposals which require a plurality or majority of votes cast for approval (except to the extent they cause a quorum to be present), but will have the same effect as a vote "against" on proposals requiring any percentage of the outstanding voting Shares of the Fund for approval.

If a quorum of Shareholders is not present at the Annual Meeting, or if a quorum is present but sufficient votes to elect Ms. Dien Ledoux as a Class II Trustee are not received, a majority of the Shareholders present at the Annual Meeting or the persons named as proxies shall have the power, but are under no obligation, to propose and approve an adjournment of the Annual Meeting, without further notice to shareholders entitled to vote at the Annual Meeting, until such quorum shall be present or in order to solicit additional votes. If the Annual Meeting is adjourned to a date more than one hundred twenty (120) days after the original record date set for the Annual Meeting (i.e., 120 days after March 23, 2016), written notice of such an adjournment stating the place, date and hour thereof, and in the case of a special meeting, specifying the purpose or purposes thereof, shall be given to each Shareholder entitled to vote thereat, at least seven (7) days prior to the Annual Meeting. With respect to the election of Ms. Dien Ledoux as a Class II Trustee, the persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the election, and vote against adjournment all proxies that voted against such election. Abstentions and broker non-votes will have the same effect at any adjourned meeting as noted above. Any business that might have been transacted at the Annual Meeting may be transacted at any such adjourned session(s) at which a quorum is present.

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Fund primarily via the internet or in some cases by mail. In addition, the Fund has retained Georgeson LLC to assist in the solicitation of proxies for a fee of $1,500 plus reimbursement of expenses. The Fund will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing, printing and mailing the Proxy Statement and its enclosures. Although it is not anticipated, the solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Fund, Avenue Capital Management II, L.P., the Fund's investment adviser (the "Adviser"), or State Street Bank and Trust Company, the Fund's administrator ("State Street"), who will not be paid for these services. The Fund, the Adviser or State Street may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the Shares of the Fund held of record by such persons. If requested, the Fund shall reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold Shares of the Fund.

Delivery of Proxy to Shareholders Sharing an Address. Only one Notice or Proxy Statement is being delivered to multiple Shareholders sharing the same address. If requested, the Fund shall promptly provide a Proxy Statement to each Shareholder sharing an address. Such Shareholders requesting individual Proxy Statements may call 1-866-857-2624 or write to Georgeson LLC at 480 Washington Blvd., 26th Floor, Jersey City, NJ 07310 to place their request.

PROPOSAL

ELECTION OF TRUSTEES

Background. The Fund's By-Laws provide that the Board shall be divided into three classes: Class I, Class II and Class III. The terms of office of the present Trustees of the Fund (each, a "Trustee") in each class expire at the Annual Meeting in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class II, 2016, Class III, 2017 and Class I, 2018. At each subsequent annual election, Trustees chosen to succeed those whose terms are expiring will be identified as being in the same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund because staggered terms delay the replacement of a majority of the Board.

At the Annual Meeting, Shareholders will be asked to vote for the election of Ms. Dien Ledoux, to serve as a Class II Trustee for a term of three years to expire at the 2019 annual meeting and until her successor is duly elected and qualified.

All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon. Proxies received prior to the Annual Meeting on which no vote is indicated will be voted "FOR" each proposal as to which they are entitled to be voted.

Ms. Dien Ledoux has consented to be named in this Proxy Statement and has agreed to serve if elected. If Ms. Dien Ledoux should be unable to serve due to an event not now anticipated, the persons named as proxies will vote for such other nominee as may be proposed by the nominating committee of the Fund (the "Nominating Committee").

Information Concerning the Nominee/ Trustees. The following table sets forth information about Ms. Dien Ledoux and each currently-elected member of the Board, including his/her name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment and other directorships held during the past five years. Mr. Joel Citron, Ms. Julie Dien Ledoux and Mr. Darren Thompson are not considered to be "interested persons" of the Fund within the meaning of the Investment Company Act (each, an "Independent Trustee," and collectively, the "Independent Trustees"). Mr. Randolph Takian is considered to be an "interested person" of the Fund within the meaning of the Investment Company Act and of the Adviser. The terms of the Class I and Class III Trustees do not expire this year.

Nominee/Independent Trustee(1)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Julie Dien Ledoux (46) 399 Park Avenue, 6th Floor New York, NY 10022	Trustee	Class II Trustee serving until 2016, Since December 2010	Trustee of Avenue Income Credit Strategies Fund (since 2010).	2	Board Member and on the Executive Committee of Treadwell Farms Historic District Association f/k/a East Sixties Property Owners Association, a non-profit neighborhood group.

Independent Trustees(1)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Joel Citron (53) 399 Park Avenue, 6th Floor New York, NY 10022	Trustee (Chairman)	Class III Trustee serving until 2017, Since December 2010	Chairman of the Board of Trustees of Avenue Mutual Funds Trust (since 2012); Chief Investment Officer/Managing Member of TAH Management/TAH Capital Partners, a private investment management firm (since 2009), and CEO of Tenth Avenue Holdings, a related holding company (since 2008).	2

Director of Boulevard Acquisition Corp. II, a blank check company, and an affiliate of Avenue Capital Group (since 2015); Chairman of the Board of Evolution Gaming AB, an online gaming developer (since 2015); Director of Hello Products LLC, a consumer package goods company (since 2013); Chairman of Tenth Avenue Commerce, an e-commerce company (since 2010); Director of Attivio, Inc., a software company (since 2009); Director of Starfall Education Foundation; President of the Board of The Heschel School; Board of Councilors Member of Shoah Foundation at the University of Southern California. Formerly, Chairman of Oasimia AB, a Swedish publicly traded biotech company (from 2011 to 2015); and Director of Boulevard Acquisition Corp., a blank check company and an affiliate of Avenue Capital Group (from 2014 to 2015).

Darren Thompson (52) 399 Park Avenue, 6th Floor New York, NY 10022	Trustee	Class I Trustee serving until 2018, Since December 2010	Executive Vice President of Strategy and Chief Financial Officer, B2R Finance, L.P., a commercial real estate financing provider (since 2015); Trustee of Avenue Mutual Funds Trust (since 2012); Managing Member, RailField Partners, LLC (private investment and advisory firm) (since 2012).	2

Director of Boulevard Acquisition Corp. II, a blank check company, and an affiliate of Avenue Capital Group (since 2015). Formerly, a Director of Boulevard Acquisition Corp., a blank check company, and an affiliate of Avenue Capital Group (from 2014 to 2015).

Interested Trustee(2)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Randolph Takian (41) 399 Park Avenue, 6th Floor New York, NY 10022	President, Chief Executive Officer and Trustee	Class III Trustee serving until 2017, Since October 2010	Vice President of Boulevard Acquisition Corp. II, a blank check company and an affiliate of Avenue Capital Group (since 2015); President, Chief Executive Officer and Trustee of Avenue Mutual Funds Trust (since 2012); Senior Managing Director and Head of Traditional Asset Management of Avenue Capital Group (since 2010).	2	Board Member and member of Executive Committee of Lenox Hill Neighborhood House, a non-profit.

(1)  "Independent trustees" are those trustees who are not "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, and "interested trustees" are those trustees who are "interested persons" of the Fund.

(2)  Mr. Takian is an "interested trustee" due to his employment with the Adviser.

EXECUTIVE OFFICERS

The current executive officers of the Fund, in addition to Mr. Takian, include the following:

Principal Officers who are not Trustees

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience
Stephen M. Atkins (50) 399 Park Avenue, 6th Floor New York, NY 10022	Treasurer and Chief Financial Officer	Since September 2012	Treasurer and Chief Financial Officer of Avenue Mutual Funds Trust (since 2012); Senior Vice President of Avenue Capital Group, an investment management firm (since 2010).
Ty Oyer (44) 399 Park Avenue, 6th Floor New York, NY 10022	Secretary	Since December 2010	Secretary of Avenue Mutual Funds Trust (since 2012); Deputy Chief Compliance Officer (since 2011) and Compliance Manager (since 2008) of Avenue Capital Group.
Jeffrey J. Gary (53) 399 Park Avenue, 6th Floor New York, NY 10022	Vice President	Since September 2012	Vice President of Avenue Mutual Funds Trust (since 2012); Portfolio Manager of Avenue Income Credit Strategies Fund (since 2012); Senior Portfolio Manager of Avenue Capital Group (since 2012).
Eric Ross (46) 399 Park Avenue, 6th Floor New York, NY 10022	Chief Compliance Officer	Since December 2010	Chief Compliance Officer of Avenue Mutual Funds Trust (since 2012); Chief Compliance Officer of Avenue Capital Group (since 2006).

Qualifications of Board of Trustees. The Trustees were selected to join the Board based upon the following as to each Trustee: his/her character and integrity; such person's business and/or financial experience; such person's willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee. No factor, by itself, was controlling.

The Board believes that each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. The Board also believes that the Trustees' ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties support this conclusion.

Mr. Takian brings to the Board of Trustees over 16 years of product development, marketing and management experience in the investment management industry. Prior to joining Avenue in 2010, Mr. Takian held various roles within Morgan Stanley Investment Management (MSIM), most recently as Managing Director and Head of Americas for distribution, product and marketing as well as their Corporate Development team. In connection with his positions at MSIM, Mr. Takian also gained experience as an officer and director for registered open end funds. Prior to joining Morgan Stanley in 2006, Mr. Takian led the strategy and mergers and acquisitions group for the Global Wealth and Investment Management businesses at Bank of America. Mr. Takian brings to the Fund management, marketing and product development experience with respect to both alternative and retail investment products.

Mr. Citron brings to the Board of Trustees over 29 years of investment and managerial experience. Mr. Citron is Chief Investment Officer and Managing Member of a private investment firm, and Chief Executive Officer of an affiliated holding company. Mr. Citron has served also in similar capacities in the past for hedge funds and private equity firms. Further, Mr. Citron has served as Chairman of private and public companies in the United States and Europe. Mr. Citron also serves on the board of non-profit organizations. Mr. Citron offers the Fund a Chairman who thoroughly understands the operations of an investment vehicle, and also provides more general managerial and board oversight experience.

Mr. Thompson brings to the Board of Trustees over 29 years of management and financial experience. Mr. Thompson is Executive Vice President of Strategy and Chief Financial Officer of B2R Finance, L.P., a commercial real estate lender, where he is responsible for oversight of the firm's finance, accounting and control, risk, regulatory and corporate strategy functional areas. Mr. Thompson's prior positions include Managing Member of RailField Partners, LLC, a private investment and advisory firm, and Managing Director and Principal at the investment banking units of Goldman Sachs and Morgan Stanley, respectively. In addition, Mr. Thompson held senior management positions at the Federal National Mortgage Association. Importantly, Mr. Thompson was also Chief Financial Officer of Revolution Money Inc., which was later acquired by American Express. In that capacity, Mr. Thompson, among other things, was in charge of accounting and control, capital raising and finance functions. Mr. Thompson has also served on the board of non-profit organizations. Mr. Thompson brings significant financial expertise to the Fund.

Ms. Dien Ledoux brings to the Board of Trustees nearly 20 years of relevant investment and financial experience. Ms. Dien Ledoux was formerly an analyst and later portfolio manager with Avenue Capital Group, where she focused on distressed investing. During her tenure there, she was responsible for assisting with the direction of the investment activities of the multi-billion dollar Avenue U.S. strategy funds. Prior to joining Avenue, Ms. Dien Ledoux was a Vice President at Banco Santander/Santander Investment and a senior member of a group responsible for managing proprietary capital invested in high yield, distressed debt and special situations. Previously, she was also an analyst with several firms. Ms. Dien Ledoux brings to the Fund a keen understanding of its investments as well as of the operations of the Adviser.

References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission (the "SEC"), do not constitute holding out of the Board or any Trustee as having any special expertise, and shall not impose any greater responsibility or liability on any such person or on the Board as a whole.

Board Structure and Oversight Function. The Board is responsible for oversight of the Fund. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund's other service providers in the operations of the Fund in accordance with the Fund's investment objective and policies and otherwise in accordance with the requirements of the Investment Company Act and other applicable federal, state and securities and other laws, and the Fund's Charter and By-Laws. The Board meets in person at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Trustees also regularly meet outside the presence of any representatives of the Adviser. As described below, the Board has established two standing committees, an audit committee and a nominating committee. Each of the Board's committees are composed solely of "independent trustees," which is defined for purposes hereof as trustees who: (1) are not "interested persons" of the Fund as defined by the Investment Company Act and (2) are "independent" of the Fund as defined by the New York Stock Exchange listing standards. The responsibilities of each committee, including its oversight responsibilities, are described further below.

The Board's audit committee (the "Audit Committee") consists of Mr. Citron, Ms. Dien Ledoux and Mr. Thompson, the chairman. Among other things, the Audit Committee makes recommendations to the Board concerning the selection of the Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund's financial statements, accounting records or internal controls. Mr. Thompson, an Independent Trustee, has been determined by the Board to be an "audit committee financial expert" as that term is defined under Item 407 of Regulation S-K. The Board has adopted a formal written charter for the Audit Committee which sets forth the Audit Committee's responsibilities. The Audit Committee met four times during the fiscal year ended October 31, 2015.

The Nominating Committee consists of Mr. Citron, Ms. Dien Ledoux, the chairwoman, and Mr. Thompson. The Nominating Committee identifies individuals qualified to serve as Trustees on the Board and on committees of the Board and advises the Board with respect to Board composition, procedures, committees and compensation. The Independent Trustees of the Fund select and nominate any other nominee for Independent Trustee for the Fund. While the Nominating Committee is solely responsible for the selection and nomination of the Board, the Nominating Committee shall review and consider nominations for the office of Trustee made by management and by Shareholders who have sent nominations (which include the biographical information and the qualifications of the proposed nominee) to the Chief Executive Officer of the Fund, as the Trustees deem appropriate. The Nominating Committee met four times during the fiscal year ended October 31, 2015.

The Board may establish additional committees as it deems necessary or convenient.

Currently, 75% of the Board, including the Chairman of the Board, are Independent Trustees. Mr. Citron serves as Chairman of the Board. The Chairman serves as a key point person for interaction between management and the Independent Trustees. The Board has determined that its leadership structure is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information between the Independent Trustees and management. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

Risk Oversight. As an integral part of its responsibility for oversight of the Fund in the interests of Shareholders, the Board oversees risk management of the Fund's investment program and business affairs. The Board views risk management as an important responsibility of management. Service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management. As an integral part of its responsibility for oversight of the Fund, the Board oversees risk management of the Fund's investment program and business affairs. Oversight of the risk management process is part of the Board's general oversight of the Fund and its service providers.

The Board exercises oversight of the risk management processes through oversight by the full Board. The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity and legal, compliance, conflicts of interest and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, Shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board, the Adviser and affiliates of the Adviser and other service providers to the Fund employ a variety of processes, procedures and controls to seek to identify various of those possible events or circumstances, to seek to lessen the probability of their occurrence and/or to seek to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund's chief compliance officer, as well as various personnel of the Adviser and other service providers such as the Fund's independent accountant, make reports to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment related risks) to achieve the Fund's goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Furthermore, it is in the very nature of certain risks that they can be evaluated only as probabilities, and not as certainties. As a result of the foregoing and other factors, the Board's risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.

Communication to the Trustees. Shareholders may contact the Trustees directly by writing to them at the principal executive offices of the Fund. Such correspondence should be sent to the Trustees, c/o Avenue Capital Management II, L.P., 399 Park Avenue, 6th Floor, New York, New York 10022.

Board and Committee Meetings. The Board held four meetings during the fiscal year ended October 31, 2015, consisting of four quarterly meetings. The Audit Committee held four meetings and the Nominating Committee held four meetings during the fiscal year ended October 31, 2015. Each Committee consists of all three of the Independent Trustees. Where deemed appropriate, the Board may constitute ad hoc committees. For the fiscal year ended October 31, 2015, each incumbent Trustee attended at least 75% of the meetings of the Board and of the Committees (of which he/she was a member) held during the period for which he/she was a Trustee.

Compensation of Trustees. Under the federal securities laws, the Fund is required to provide to its Shareholders, in connection with the Annual Meeting, information regarding compensation paid to the Trustees by the Fund as well as by the various other U.S. registered investment companies advised by the Adviser during the Fund's prior fiscal year.

Each Independent Trustee currently receives an annual retainer of $20,000. The Chairmen of the Board, Audit Committee and Nominating Committee each receive an additional annual retainer of $2,000 for the Chairman position. In addition, the Trustees receive a fee of $2,000 for each regular Board meeting and $1,000 for each special Board meeting they attend, and $1,000 for each Committee meeting they attend if held separately from a regular Board meeting. Further, the Fund reimburses each Independent Trustee for his or her reasonable out-of-pocket expenses related to service as a Trustee. Currently, the Fund does not have a bonus, profit sharing, pension or retirement plan. The table below sets forth the amount of compensation the Trustees received from the Fund during the fiscal year ended October 31, 2015.

Name of Trustee*	Aggregate Compensation From the Fund	Total Compensation from Fund and Fund Complex Paid to Trustee**
Independent Trustees
Joel Citron	$30,000	$70,000
Julie Dien Ledoux	$30,000	$70,000
Darren Thompson	$30,000	$70,000
Interested Trustee***
Randolph Takian	$0	$0

*  All are current Trustees

**  The term "Fund Complex" means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services. The Fund Complex includes the Fund and the Avenue Mutual Funds Trust.

***  No compensation is paid by the Fund to Trustees who are interested persons of the Fund or of any entity of the Adviser or to officers.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Section 30(h) of the Investment Company Act in combination generally require the Fund's Trustees and officers, persons who own more than ten percent (10%) of any class of the Fund's securities, and the Adviser and their affiliated persons, to file reports of ownership and changes in ownership of the Fund's securities with the SEC. Based solely on a review of the reports filed with the SEC, the Fund believes that during the fiscal year ended October 31, 2015, all Section 16(a) filing requirements applicable to Fund officers, Trustees and greater than 10% beneficial owners were complied with.

Management Ownership. To the knowledge of the Fund's management, as of the close of business on March 23, 2016, the officers and Trustees of the Fund owned, as a group, less than 1% of the outstanding Shares of the Fund. The following table sets forth the aggregate dollar range of equity securities of the Fund and of all Funds overseen by each Trustee in the Fund Complex beneficially owned by the Trustees as of December 31, 2015:

Amount Invested Key

A.  None

B.  $1-$10,000

C.  $10,001-$50,000

D.  $50,001-$100,000

E.  over $100,000

Name of Trustee	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Trustees in Fund Complex
Independent Trustees
Joel Citron	A	A
Julie Dien Ledoux	A	A
Darren Thompson	A	A
Interested Trustee
Randolph Takian	A	A

Trustee Transactions with Fund Affiliates. For Independent Trustees and their family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an Avenue Manager or principal underwriter of the Fund as of December 31, 2015.

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Joel Citron	None	N/A	N/A	N/A	N/A
Julie Dien Ledoux*	Self	Avenue Special Situations Fund IV, LP and Avenue Special Situations Fund IV (Parallel), LP	Limited Partnership Interest	$7,961	Approximately 0.005%
Darren Thompson	None	N/A	N/A	N/A	N/A

*  Ms. Dien Ledoux, a former employee of Avenue Capital Management II, L.P., received contractual payments from private funds that are advised by Avenue Capital Management II, L.P. or its affiliates as follows. For the year ended December 31, 2008, Ms. Dien Ledoux received payments of $2,257 from Avenue Special Situations Fund II, L.P., Avenue Special Situations Fund II (Parallel), L.P., Avenue Special Situations Fund III, L.P. and Avenue Special Situations Fund III (Parallel), L.P. For the years ended December 31, 2009 through December 31, 2015, Ms. Dien Ledoux neither received nor accrued any payments from these funds. For the year ended December 31, 2013, Ms. Dien Ledoux received payments of $292,378 from Avenue Special Situations Fund IV, L.P. and Avenue Special Situations Fund IV (Parallel), L.P. For the year ended December 31, 2014, Ms. Dien Ledoux received payments of $16,512 from Avenue Special Situations Fund IV, L.P. and Avenue Special Situations Fund IV (Parallel), L.P. For the year ended December 31, 2015, Ms. Dien Ledoux neither received nor accrued any payments from these funds. From inception to December 31, 2015, Ms. Dien Ledoux has received aggregate payments of $1,433,745 from Avenue Special Situations Fund II, L.P., Avenue Special Situations Fund II (Parallel), L.P., Avenue Special Situations Fund III, L.P., Avenue Special Situations Fund III (Parallel), L.P., Avenue Special Situations Fund IV, L.P. and Avenue Special Situations Fund IV (Parallel), L.P. As of December 31, 2015, Ms. Dien Ledoux has $7,961 in accrued carried interest in connection with Avenue Special Situations Fund IV, L.P. and Avenue Special Situations Fund IV (Parallel), L.P. The majority of such amount is expected to be paid prior to the end of 2016.

Required Vote. The election of a Trustee to the Board requires the affirmative vote of a plurality of the Shares entitled to vote for the election of any Trustee, represented in person or by proxy at a meeting of the Shareholders with a quorum present. For purposes of the election of Ms. Dien Ledoux, abstentions and broker non-votes will be treated as votes present at the Annual Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the election of Ms. Dien Ledoux as a Class II Trustee.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF MS. DIEN LEDOUX AS A CLASS II TRUSTEE TO THE BOARD OF TRUSTEES. ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED "FOR" APPROVAL OF THIS PROPOSAL.

INFORMATION ABOUT THE FUND

The Adviser is Avenue Capital Management II, L.P., 399 Park Ave. 6th Floor, New York, NY 10022. The Fund's administrator, custodian and transfer and dividend disbursing agent is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

Independent Registered Public Accounting Firm. Upon the recommendation of the Audit Committee, the Board, including a majority of Independent Trustees, selected Pricewaterhouse Coopers LLP ("PwC"), 300 Madison Ave., New York, New York, 10017, as independent public accountant for the Fund for the year ending October 31, 2015. Representatives of PwC are not expected to attend the Annual Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The Fund has engaged PwC to perform audit services, audit-related services, tax services and other services for the current fiscal year. "Audit services" refer to performing an audit of the Fund's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services provided to the Fund by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services provided to the Fund by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for the fiscal years ended October 31, 2014 and October 31, 2015 for audit fees, audit-related fees, tax fees and other fees by PwC:

	Aggregate total for fiscal year ended 10/31/14	Aggregate total for fiscal year ended 10/31/15
Audit Fees	$109,675[1]	$122,375[1]
Audit-Related Fees	$0	$0
Tax Fees	$10,600	$10,900
All Other Fees	$0[2]	$0[2]

The Fund's Audit Committee has adopted, and the Fund's Board has approved, an Audit and Non-Audit Services Preapproval Policy (the "Policy"), which is intended to comply with Regulation S-X Rule 2-01, and sets forth guidelines and procedures to be followed by the Fund when retaining PwC to perform audit-related services, tax services and other non-audit services. The Policy permits such services to be pre-approved in one of two ways: (1) pursuant to a general pre-approval ("General Pre-Approval"), or (2) pursuant to specific pre-approval ("Specific Pre-Approval"). Unless a type of service provided by PwC and the maximum estimated fees therefor have received General Pre-Approval, it will require Specific Pre-Approval by the Audit Committee. Under the Policy, the Chairman of the Fund's Audit Committee is authorized to provide specific pre-approval for any audit service or permissible covered service to be provided by PwC, and to approve changes to the scope of pre-approved engagements and to the maximum estimated fees, up to a limit of $20,000 per event. Any maximum estimated fee above such dollar limit must be approved by a majority of the Fund's Audit Committee. The audit-related services, tax services and other non-audit services subject to General Pre-Approval are each subject to a per quarter limitation of $15,000.

1  Not including $2,458 and $2,468 in out of pocket expenses, for the fiscal years ended October 31, 2014 and October 31, 2015, respectively.

2  For the fiscal years ended October 31, 2014 and October 31, 2015, PwC did not bill the Fund for fees other than as reported above.

All of the audit, audit-related and tax services described above for which PwC billed the Fund fees for the fiscal years ended October 31, 2014 and October 31, 2015 were pre-approved by the Audit Committee pursuant to the Policy.

For the fiscal years ended October 31, 2014 and October 31, 2015, PwC billed aggregate non-audit fees of $4,406,041 and $4,096,332, respectively, to the Adviser and to other entities controlling, controlled by or under common control with the Adviser. The Audit Committee has considered whether the provision of non-audit services that relate directly to the operations and financial reporting of the Fund and were rendered to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund that were not pre-approved is compatible with maintaining PwC's independence, and has concluded that the provision of such non-audit services by PwC has not compromised its independence.

Audit Committee Report. The Audit Committee has met and held discussions with PwC, the Fund's independent registered public accountant. The independent registered public accountant represented to the Audit Committee that the Fund's financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee (i) reviewed and discussed with management the Fund's audited financial statements for the most recently completed fiscal year; (ii) discussed with the Fund's independent registered public accountant the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and (iii) obtained from PwC written disclosures and a letter consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," regarding PwC's communications with the Audit Committee concerning independence and describing all relationships between PwC and the Fund that might bear on PwC's independence and discussed with PwC any relationships that may impact PwC's objectivity and independence and satisfied itself as to PwC's independence.

Based upon the Audit Committee's discussions with PwC and the Audit Committee's review of the representations of PwC and the report of PwC to the Audit Committee, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's annual report for the fiscal year ended October 31, 2015 filed with the SEC.

The members of the Audit Committee are Mr. Citron, Mr. Thompson and Ms. Dien Ledoux.

Information Pertaining to Certain Shareholders. To the knowledge of the Fund's management, as of the close of business on March 23, 2016, the following tables sets forth the beneficial ownership of Shares of the Fund by each person known to the Fund to be deemed the beneficial owner of more than five percent (5%) of the outstanding Shares of the Fund:

5% or Greater Shareholders*, **
Name and Address	Number of Shares	Percentage Ownership	Type of Ownership
First Trust Portfolios L.P.*** 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,039,160	15.6%	Beneficial
First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187
The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187

5% or Greater Shareholders*, **
Name and Address	Number of Shares	Percentage Ownership	Type of Ownership
Morgan Stanley**** 1585 Broadway New York, NY 10036	1,536,310	11.8%	Beneficial
Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036
Guggenheim Capital, LLC***** 227 West Monroe Street Chicago, IL 60606	775,089	5.93%	Beneficial
Guggenheim Partners, LLC 227 West Monroe Street Chicago, IL 60606
GI Holdco II, LLC 330 Madison Avenue New York, NY 10017
GI Holdco, LLC 330 Madison Avenue New York, NY 10017
Guggenheim Partners Investment Management Holdings, LLC 330 Madison Avenue New York, NY 10017
Guggenheim Funds Services Holdings, LLC 227 West Monroe Street Chicago, IL 60606
Guggenheim Funds Services, LLC 227 West Monroe Street Chicago, IL 60606
Guggenheim Funds Distributors, LLC 2455 Corporate West Dr. Lisle, IL 60532

*  To the knowledge of the Fund's management, as of the close of business on March 23, 2016, the officers and Trustees of the Fund owned, as a group, less than 1% of the outstanding Shares of the Fund.

**  The information contained in this table is based on Schedule 13G filings made on or before April 1, 2016.

***  On January 14, 2016, First Trust Portfolios L.P., its affiliate First Trust Advisors L.P. and The Charger Corporation filed an amended Schedule 13G pursuant to Rule 13d-1(b) on behalf of the referenced entities noting their aggregate beneficial holdings in the Fund.

****  On February 11, 2016, Morgan Stanley and Morgan Stanley Smith Barney LLC filed a Schedule 13G pursuant to Rule 13d-1(b) on behalf of the referenced entities noting their aggregate beneficial holdings in the Fund.

*****  On February 16, 2016, Guggenheim Capital, LLC, Guggenheim Partners, LLC, GI Holdco II, LLC, GI Holdco, LLC, Guggenheim Partners Investment Management Holdings, LLC, Guggenheim Funds Services Holdings, LLC, Guggenheim Funds Services, LLC and Guggenheim Funds Distributors, LLC filed a Schedule 13G pursuant to Rule 13d-1(b) on behalf of the referenced entities noting their aggregate beneficial holdings in the Fund.

INFORMATION ABOUT THE FUND

The Fund is required by federal securities laws to file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains information about the Fund (www.sec.gov). Any such proxy material, reports and other information can be inspected and copied, after paying a duplicating fee, at the Office of Public Reference, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.

Reports to Shareholders. THE MOST RECENT ANNUAL REPORT OF THE FUND, INCLUDING FINANCIAL STATEMENTS, HAS BEEN PREVIOUSLY MAILED TO SHAREHOLDERS. IF YOU HAVE NOT RECEIVED THIS REPORT OR WOULD LIKE TO RECEIVE AN ADDITIONAL COPY FREE OF CHARGE, PLEASE CONTACT AVENUE CAPITAL MANAGEMENT II, L.P., 399 PARK AVE. 6TH FLOOR, NEW YORK, NY 10022, OR 1-877-525-7330, AND IT WILL BE SENT PROMPTLY BY FIRST-CLASS MAIL. THESE REPORTS ARE ALSO AVAILABLE ON THE SEC'S WEBSITE, WWW.SEC.GOV, AND AT WWW.AVENUECAPITAL.COM/MUTUALSTRATEGY.ASPX.

GENERAL INFORMATION

Other Matters to Come Before the Annual Meeting. The Fund's management does not know of any matters to be presented at the Annual Meeting other than those described in this Proxy Statement. If other business should properly come before the Annual Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals. Any Shareholder proposal to be considered for inclusion in the Fund's Proxy Statement and form of proxy card for the annual meeting of Shareholders to be held in 2017 should be received by the Secretary of the Fund no later than December 2, 2016. There are additional requirements regarding proposals of Shareholders, and a Shareholder contemplating submission of a proposal for inclusion in the Fund's proxy materials should refer to Rule 14a-8 under the Exchange Act.

Nominations of persons for election as Trustees of the Fund and the proposal of other business to be considered by the Shareholders may be made at an annual meeting of Shareholders only (A) pursuant to the Fund's notice of meeting, (B) by or at the direction of the Board or any authorized committee thereof or (C) by any Shareholder of the Fund who was a Shareholder of record of the Fund at the time the notice required from the Shareholder (as further described below) is delivered to the Secretary of the Fund, who is entitled to vote at the annual meeting on any such business and who complies with the notice procedures set forth in the Fund's By-Laws.

Pursuant to the Fund's By-Laws, for any business to be properly brought before an annual meeting by a Shareholder, including the nomination of persons for election as Trustees of the Fund, the Shareholder must have given timely notice thereof in writing to the Secretary of the Fund and such business must otherwise be a proper matter for action by the Shareholders. To be timely, a Shareholder's notice must be delivered to the Secretary of the Fund at the principal executive offices of the Fund not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the Shareholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Fund. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a Shareholder's notice as described above.

Any Shareholder's notice shall set forth as to each matter proposed the items required under the Fund's By-Laws.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE PROXY CARD IS REQUESTED.

Randy Takian, President and Principal Executive Officer

New York, New York
April 1, 2016

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

PROXY	AVENUE INCOME CREDIT STRATEGIES FUND	PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 12, 2016

This proxy is solicited by the Board of Trustees. The undersigned hereby appoints Ty Oyer and Stephen Atkins, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Annual Meeting of Shareholders of the Avenue Income Credit Strategies Fund (the “Fund”), to be held on May 12, 2016, at 8:00 a.m., Eastern time, at the offices of Dechert LLP located at 1095 Avenue of the Americas, New York, New York (the “Annual Meeting”), or any adjournments or postponements thereof to vote, as designated below, all shares of the Fund held by the undersigned at the close of business on March 23, 2016. Capitalized terms used without definition have the meanings given to them in the accompanying proxy statement.

The undersigned hereby revokes any prior proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. If joint owners, EITHER may sign the Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title

Signature

Signature (if held jointly)

Date	AVE_27703_033016

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Shareholder Meeting to Be Held on May 12, 2016.

The Proxy Statement for this meeting is available at:  www.avenuecapital.com/mutualstrategy.aspx

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

This proxy will be voted as specified below. If the proxy is executed, but with respect to the proposal no specification is made, this proxy will be voted in favor of the proposal and in the direction of the above-named proxies as to any other matter that may properly come before the Annual Meeting or any adjournments or postponements thereof.

TO VOTE, MARK BLOCK BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:

1.	Elect one Class II Trustee to the Board of Trustees:
		FOR	WITHHOLD
	01. Ms. Julie Dien Ledoux	☐	☐

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

AVE_27703_033016